Exhibit 99.2


                           CERTIFICATION OF PRESIDENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of Vista Exploration Corporation (the "Company") for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
A. Ross, President of the Company, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Charles A. Ross
--------------------
Charles A. Ross
President
July 15, 2003

"A signed original of this written statement required by Section 906 has been provided to Vista Exploration and will be retained by Vista Exploration and furnished to the Securities and Exchange Commission or its staff upon request."